Exhibit 3.37

INDIANA SECRETARY OF STATE

BUSINESS SERVICES DIVISION

CORPORATIONS CERTIFIED COPIES

INDIANA SECRETARY OF STATE

BUSINESS SERVICES DIVISION

302 West Washington Street, Room E018

Indianapolis, IN 46204

http://www.sos.in.gov

November 07, 2012

Company Requested:  VEOLIA ES BLACKFOOT LANDFILL, INC.

Control Number:         1999091722

Date	Transaction	# Pages
09/27/1999	Articles of Incorporation	3
04/07/2000	Articles of Amendment	3
06/07/2000	Cancellation of Assumed Business Name	2
06/12/2006	Articles of Amendment	4
08/21/2006	Certificate of Assumed Business Name	2

State of Indiana

Office of the Secretary of State

I hereby certify that this is a true and

complete copy of this 14 page

document filed in this office.

Dated: November 07, 2012

Certification Number: 2012110752310

Connie Lawson

Secretary of State

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

CERTIFICATE OF INCORPORATION

OF

SUPERIOR BLACKFOOT LANDFILL, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the Indiana Business Corporation Law, as amended.

NOW, THEREFORE, I hereby issue to such corporation this Certificate of Incorporation, and further certify that its corporate existence will begin September 27, 1999.

In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twenty-seventh day of September, 1999.

Deputy

ARTICLES OF INCORPORATION State Form 4159 (R10 / 8-95) Approved by State Board of Accounts 1995	1999091722 SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:	Use 8 1/2” x 11” white paper for inserts. Present original and two (2) copies to address in upper right corner of this form. Please TYPE or PRINT. Upon completion of filing, the Secretary of State will issue a receipt.	Indiana Code 23-1-21-2 FILING FEE: $90.00

ARTICLES OF INCORPORATION

The undersigned, desiring to form a corporation (hereinafter referred to as “Corporation”) pursuant to the provisions of:

☒ Indiana Business Corporation Law As amended, executes the following Articles of Incorporation:	☐ Indiana Professional Corporation Act 1983, Indiana Code 23-1.5-1-1, et seq. (Professional corporations must include Certificate of Registration.)

ARTICLE I—NAME AND PRINCIPAL OFFICE

Name of Corporation (the name must include the word “Corporation”, “Incorporated”, “Limited”, “Company” or an abbreviation thereof)

Superior Blackfoot Landfill, Inc.

Principal Office: The address of the principal office of the Corporation is:

Post office address	City	State	Zip code

ARTICLE II—REGISTERED OFFICE AND AGENT

Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:

Name of Registered Agent C T Corporation System

Address of Registered Office (street or building) One North Capitol Avenue	City Indianapolis	State Indiana	Zip code 46204

ARTICLE III—AUTHORIZED SHARES

Number of shares the Corporation is authorized to issue: 9,000

If there is more than one class of shares, shares with rights and preferences, list such information as “Exhibit A.”

ARTICLE IV – INCORPORATORS

(the name(s) and address(es) of the incorporators of the corporation)

NAME	NUMBER AND STREET OR BUILDING	CITY	STATE	ZIP CODE
Amy Richards	208 S LaSalle Street	Chicago	IL	60604
Joan Randazzo	208 S LaSalle Street	Chicago	IL	60604

In Witness Whereof, the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true,

This 24th day of September, 1999.

Signature	Printed name Amy Richards

Signature	Printed name Joan Randazzo

Signature	Printed name

This instrument was prepared by: (name)

Address (number, street, city and state)	ZIP code

Action of Incorporators

The undersigned, being the incorporators of Superior Blackfoot Landfill,

Inc., a Indiana Corporation, do hereby take the following action as of September 24, 1999.

The following person (s) are hereby elected as director (s) of this corporation, to service until a successor is elected:

        G. W. “Bill” Dietrich

George K. Farr

being the incorporator of said corporation

being the incorporator of said corporation

State of Indiana

Office of the Secretary of State

ARTICLES OF AMENDMENT

of

SUPERIOR BLACKFOOT LANDFILL, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Amendment of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

The name following said transaction will be:

ONYX BLACKFOOT LANDFILL, INC.

NOW, THEREFORE, with this document I certify that said transaction will become effective Friday, April 07, 2000.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, April 7, 2000.

SUE ANNE GILROY,

SECRETARY OF STATE

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION State Form 38333 (RB/12-96) Approved by State Board of Accounts 1995	1999091722 SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:	Use 8 1/2” x 11” white paper for inserts. Present original and two copies to address in upper right corner of this form. Please TYPE or PRINT.	Indiana Code 23-1-38-1 et seq. FILING FEE: $30.00

ARTICLES OF AMENDMENT OF THE

ARTICLES OF INCORPORATION OF:

Name of Corporation Superior Blackfoot Landfill, Inc.	Date of Incorporation 9/27/99

The undersigned officers of the above referenced Corporation (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of: (indicate appropriate act)

☒ Indiana Business Corporation Law	☐ Indiana Professional Corporation Act of 1983

as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I Amendment(s)

The exact text of Article(s) I of the Articles

(NOTE: If amending the name of corporation, write Article “I” in space above and write “The name of the corporation is                                          .” below.)

The name of the corporation is Onyx Blackfoot Landfill, Inc.

ARTICLE II (Amendments)

Date of each amendment’s adoption:

April 5, 2000

(Continued on the reverse side)

1999091722

ARTICLE III Manner of Adoption and Vote

Mark applicable section: Note – Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.

☐ SECTION 1	This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.

☒ SECTION 2

The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either A or B.)

A.     Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

Shares entitled to vote.

Number of shares represented at the meeting.

Shares voted in favor.

Shares voted against.

B. Unanimous written consent executed on April 5, 2000 and signed by all shareholders entitled to vote.

ARTICLE IV Compliance with Legal Requirements

The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 6th day of April, 2000.

Signature of current officer or chairman of the board	Printed name of officer or chairman of the board Scott S. Cramer

Signature title

Assistant Secretary

State of Indiana

Office of the Secretary of State

CERTIFICATE OF CANCELLATION OF ASSUMED BUSINESS NAME

of

ONYX BLACKFOOT LANDFILL, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Cancellation of Assumed Business Name of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

Following said transaction the entity named above will not be doing business under the assumed business name(s) of:

ONYX

NOW, THEREFORE, with this document I certify that said transaction will become effective Wednesday, June 07, 2000.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, June 7, 2000.

SUE ANNE GILROY,

SECRETARY OF STATE

1999091722

State of Indiana

Office of the Secretary of State

CERTIFICATE OF ASSUMED BUSINESS NAME

of

ONYX BLACKFOOT LANDFILL, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Certificate of Assumed Business Name of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

Following said transaction the entity named above will be doing business under the assumed business name(s) of:

ONYX

NOW, THEREFORE, with this document I certify that said transaction will become effective Wednesday, May 17, 2000.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, May 17, 2000.

SUE ANNE GILROY,

SECRETARY OF STATE

State of Indiana

Office of the Secretary of State

CERTIFICATE OF AMENDMENT

of

ONYX BLACKFOOT LANDFILL, INC.

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Articles of Amendment of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

The name following said transaction will be:

VEOLIA ES BLACKFOOT LANDFILL, INC.

NOW, THEREFORE, with this document I certify that said transaction will become effective Saturday, July 01, 2006.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, June 12, 2006.

TODD ROKITA,

SECRETARY OF STATE

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION State Form 38333 (R10/1-03) Approved by State Board of Accounts 1995	1999091722 TODD ROKITA SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:	Use 8 1/2” x 11” white paper for attachments. Present original and one copy to address in upper right corner of this form. Please TYPE or PRINT. Please visit our office on the web at www.sos.in.gov	Indiana Code 23-1-38-1 et seq. FILING FEE: $30.00

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF

Name of Corporation Date of Incorporation Onyx Blackfoot Landfill, Inc. 9-27-99

The undersigned officers of the above referenced Corporation (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of (indicate appropriate act)

☒ Indiana Business Corporation Law ☐ Indiana Professional Corporation Act of 1983 as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I Amendment(s)

The exact text of Article(s) 1 of the Articles of incorporation is now as follows:

(NOTE: If amending the name of corporation, write Article “1” in space above and write “The name of the Corporation is .                    ” below)

The name of the Corporation is: Veolia ES Blackfoot Landfill, Inc.

These Articles of Amendment shall have a delayed effective date of July 1, 2006.

ARTICLE II

Date of each amendment’s adoption: December 31, 2005

(Continued on the reverse side)

ARTICLE III Manner of Adoption and Vote

Mark applicable section: Note – Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.
☐ SECTION 1	This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.
☒ SECTION 2	The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either A or B.)
A. Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:
Shares entitled to vote.
Number of shares represented at the meeting.
Shares voted in favor.
Shares voted against.
B. Unanimous written consent executed on December 31, 2005 and signed by all shareholders entitled to vote.

ARTICLE IV Compliance with Legal Requirements

The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 9th day of June, 2006.

Signature of current officer or chairman of the board	Printed name of officer or chairman of the board Michael K. Slattery

Signature title Vice President and Secretary

State of Indiana

Office of the Secretary of State

CERTIFICATE OF ASSUMED BUSINESS NAME

of

VEOLIA ES BLACKFOOT LANDFILL, INC.

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Certificate of Assumed Business Name of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

Following said transaction the entity named above will be doing business under the assumed business name(s) of:

VEOLIA ENVIRONMENTAL SERVICES

NOW, THEREFORE, with this document I certify that said transaction will become effective Monday, August 21, 2006.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, August 21, 2006. TODD ROKITA, SECRETARY OF STATE

CERTIFICATE OF ASSUMED BUSINESS NAME (All Entities) State Form 30353 (R11/1-03) State Board of Accounts Approved 2002	1999091722 TODD ROKITA SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:

Use 8 1/2” x 11” sheet of white paper for attachments.

Present original and one (1) copy to address in upper

right corner of this form.

Please TYPE or PRINT.

Please visit our office on the web at www.sos.in.gov

FILING FEES PER CERTIFICATE: For-Profit Corporation, Limited Liability Company, Limited Partnership $30.00 Not-For-Profit Corporation $26.00

1. Name of entity. Veolia ES Blackfoot Landfill, Inc.	2. Date of incorporation/admission/organization 9/27/1999

3. Address at which the entity will do business or have an office in Indiana. If no office in Indiana, then state current registered address (street address) 3726 E. State Road 64

City, state and ZIP code Winslow, IN 47598

4. Assumed business name(s) Veolia Environmental Services

5. Principal office address of the entity (street address) 125 S. 84th Street, Suite 200

City, state and ZIP code Milwaukee, WI 53214

6. Signature of officer or other authorized party	7. Printed name and title Michael K. Slattery, Secretary

This instrument was prepared by: Joyce C. Hansen, ph: 414-479-7802

State of Indiana

Office of the Secretary of State

CERTIFICATE OF AMENDMENT

of

VEOLIA ES BLACKFOOT LANDFILL, INC.

I, CONNIE LAWSON, Secretary of State of Indiana, hereby certify that Articles of Amendment of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

The name following said transaction will be:

ADVANCED DISPOSAL SERVICES BLACKFOOT LANDFILL, INC.

NOW, THEREFORE, with this document I certify that said transaction will become effective Monday, December 03, 2012.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, December 03, 2012. CONNIE LAWSON, SECRETARY OF STATE

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION State Form 38333 (R12/4-12) Approved by State Board of Accounts, 1995	CONNIE LAWSON SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:

1.      Use 8 1/2” x 11” white paper for attachments.

2.      Present original and one copy to address in upper right corner of this form.

3.      Please TYPE or

4.      Please visit our office on the web at www.sos.in.gov.

Indiana Code 23-1-38-1 et seq. FILING FEE: $30.00

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF

Name of Corporation Date of Incorporation (month, day, year) Veolia ES Blackfoot Landfill, Inc. 9-27-99

The undersigned officers of the above referenced Corporation (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of: (indicate appropriate act)

☒ Indiana Business Corporation Law ☐ Indiana Professional Corporation Act of 1983 as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I Amendment(s)

The exact text of Article(s) I of the Articles of Incorporation is now as follows:

(NOTE: If amending the name of corporation, write Article “I” in space above and write “The name of the Corporation is                     .”below.)

The name of the Corporation is Advanced Disposal Services Blackfoot Landfill, Inc.

ARTICLE II

Date of each amendment’s adoption (month, day, year): November 20, 2012

(Continued on the reverse side)

ARTICLE III Manner of Adoption and Vote
Mark applicable section: Note – Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires a shareholder approval, Section 2 must be marked and either A or B completed.

☐ SECTION 1	This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.

☒ SECTION 2

The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either A or B.)

A.     Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

Shares entitled to vote.
Number of shares represented at the meeting.
Shares voted in favor.
Shares voted against.
B. Unanimous written consent executed on November 20, 2012 and signed by all shareholders entitled to vote.

ARTICLE IV Compliance with Legal Requirements

The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.
I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 29th day of November, 2012.

Signature of current officer or chairman of the board	Printed name of officer or chairman of the board Christian B. Mills
Title of signatory Assistant Secretary